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EXHIBIT 10.3      1998  OFFICERS'  AND KEY  EMPLOYEES'  STOCK OPTION FOR HCB
                  BANCORP (AS ASSUMED BY FIRST CAPITAL, INC.)


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               1998 OFFICERS' AND KEY EMPLOYEES' STOCK OPTION PLAN
                                       OF
                                   HCB BANCORP

                                     ARTICLE

                                  INTRODUCTION

      1.1 PURPOSE.  The 1998 Officers' and Key  Employees'  Stock Option Plan of
          -------
HCB Bancorp (the "Plan") is designed to promote the interests of HCB Bancorp (the "Company") and its Subsidiaries by encouraging their officers and key employees, upon whose judgment, initiative and industry the Company and its Subsidiaries are largely dependent for the successful conduct and growth of their business, to continue their association with the Company and its Subsidiaries by providing additional incentive and opportunity for unusual industry and efficiency through stock ownership, and by increasing their proprietary interest in the Company and their personal interest in its continued success and progress. The Plan provides for the granting of incentive stock options ("ISOs").

      1.2  EFFECTIVE DATE AND DURATION.  The Effective of the Plan is January 1,
           ---------------------------
1998. Options may be granted under the Plan for a period of ten (10) years commencing January 1, 1998; however, no options may be exercised until the Plan has been approved by a majority of the shares of the Company represented at the shareholders' meeting at which approval of the Plan is considered. No options shall be granted under the Plan after December 31, 2007. Upon that date, the Plan shall expire except as to outstanding options which options shall remain in effect until they have been exercised or terminated or have expired. Options must be granted within ten (10) years of the date the Plan is adopted by the Board of Directors or approved by the shareholders of the Company, whichever is earlier.

      1.3   ADMINISTRATION.
            --------------

            (a) The Plan shall be administered by the Committee. The Committee, from time to time, may adopt any rule or procedure it deems necessary or desirable for the proper and efficient administration of the Plan. No member of the Committee shall be eligible, at any time when he is such a member, to receive an option under the Plan. The decision of a majority of the members of the Committee shall constitute the decision of the Committee. Subject to the provisions of the Plan, the Committee is authorized (i) to determine the employees to be granted ISO's and to make grants thereof; (ii) to determine the option period, the option price and the number of shares subject to each option;
(iii) to determine the time or times at which options will be granted; (iv) to determine the time or times when each option becomes exercisable and the duration of the exercise period; (v) to determine other conditions and limitations, if any, applicable to the exercise of each option; and (vi) to determine the nature and duration of the restrictions, if any, to be imposed upon the sale or other disposition of shares acquired by any optionee upon exercise of an option, and the nature of the events, if any, and the duration of the period, in which any optionee's rights in respect of shares



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acquired upon exercise of an option may be forfeited.  Each option granted under the Plan shall be evidenced by a written stock option agreement containing terms and conditions established by the Committee consistent with the provisions of the Plan, including such terms as the Committee shall deem advisable in order the each ISO shall constitute an "incentive stock option" within the meaning of
Section 422 of the Code.

            (b) Any notice or document required to be given to or filed with the Committee will be properly given or filed if delivered or mailed by certified mail, postage prepaid, to the Committee of 710 Main Street, NE, Palmyra, Indiana 47164.

      1.4  DEFINITIONS. For purposes of this Plan, unless a different meaning is
           -----------
clearly required by the context, the following terms shall have the following meanings:

            (a) "Board of Directors" means the Board of Directors of the Company.

            (b) "Change in control of the Company" means (i) any merger, consolidation or similar transaction which involves the Company and in which persons who are the shareholders of the Company immediately prior to such transaction own, immediately after such transaction, shares of the surviving or combined entity which possess voting rights equal to or less than fifty percent (50%) of the voting rights of all shareholders of such entity, determined on a fully diluted basis; (ii) any sale, lease, exchange, transfer or other disposition of all or any substantial part of the consolidated assets of the Company' (iii) any tender, exchange, sale or other disposition (other than disposition of the stock of the Company or any Subsidiary in connection with bankruptcy, insolvency, foreclosure, receivership or other similar transactions) or purchases (other than purchases by the Company or any Company sponsored employee benefit Plan, or purchases by members of the Board of Directors or any Subsidiary) of shares which represent more than twenty-five percent (25%) of the voting power of the Company or any Subsidiary; (iv) during any period of two (2) consecutive years, individuals who at the date of the adoption of the Plan constitute the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election of each director at the beginning of such period has been approved by directors representing at least a majority of the directors then in office who were directors on the date of the adoption of the Plan; (v) a majority of the Board of Directors recommends the acceptance of or accept any agreement, contract, offer or other arrangement which provides for, or any series of transactions which results in, any of the transactions described above. Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to have occurred with respect to any transaction unless such transaction has been approved or shares have been tendered by a majority of the shareholders who are not Section 16 Grantees.

            (c) "Code" means the Internal Revenue Code of 1986, as amended.

            (d) "Committee" means the committee of the Board of Directors appointed to administer the Plan.


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            (e) "Company" means HCB Bancorp.

            (f) "Effective Date" means January 1, 1998.

            (g) "Exchange Act" means the Securities Exchange of 1934, as amended.

            (h) "Fair Market Value" means the per share market value of the Company's common stock as determined by the Committee in good faith based upon such factors as the Committee shall determine to be relevant.

            (i) "For Cause" means (i) the willful and continued failure of an optionee to perform his required duties as an officer or employee of the Company or any Subsidiary, (ii) any action by an optionee which involves willful misfeasance or gross negligence, (iii) the requirement of or direction by a federal or state regulatory agency which has jurisdiction over the Company or any Subsidiary to terminate the employment of an optionee, (iv) the conviction of an optionee of the commission of any criminal offense which involves dishonesty or breach of trust, or (v) any intentional breach by an optionee of a material term, condition or covenant of any agreement between the optionee and the Company or any Subsidiary.

            (j) "Permanent and Total Disability" or "Permanently and Totally Disabled" means any disability that would qualify as a disability under Section 22(e)(3) of the Code.

            (k) "Plan" means the stock option plan embodied herein, as amended from time to time, known as the 1998 Officers' and Key Employees' Stock Option Plan of HCB Bancorp.

            (l) "Section 16 Grantee" means a person subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

            (m) "Subsidiary" or "Subsidiaries" means a corporation, a majority of the outstanding voting stock of which is owned or controlled, directly or indirectly, by the Company or by one or more other Subsidiaries of the Company. For the purposes of this definition, "voting stock" means stock having voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

                                   ARTICLE II

                          ELIGIBILITY AND PARTICIPATION

      Officers and key employees of the Company or of any of its Subsidiaries shall be eligible to receive grants of ISO's under the Plan. Members of the Committee shall not be eligible to receive grants of options under the Plan while serving as members of the Committee.


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                                   ARTICLE III

                                    BENEFITS

      3.1  SHARES COVERED BY PLAN.  The stock to be subject to options under the
           ----------------------
Plan shall be shares of authorized common stock of the Company and may be unissued shares or reacquired shares (including shares purchased in the open market), or a combination thereof, as the Committee may from time to time determine. The maximum number of shares to be delivered upon exercise of all options granted under the Plan shall not exceed four thousand (4,000) shares. Shares covered by an option that remain unpurchased upon expiration or termination of the option may be made subject to further options.

      3.2 OPTION PRICE. The option price per share of stock under each ISO shall
          ------------
be not less than one hundred percent (100%) of the Fair Market Value of the shares on the date on which the option is granted. Provided, however, as to officers and key employees who, at the time an ISO is granted, own, within the meaning of Section 425(d) of the Code, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or any Subsidiary ("Shareholder-Employees"), the purchase price per share of stock under each ISO shall be not less than one hundred ten percent (110%) of the Fair Market Value of the stock on the date on which the option is granted.

      3.3  OPTION  PERIOD.  No option  shall  exceed ten (10)  years;  provided,
           --------------
however,    the   option    period   with   respect   to   ISO's    granted   to
Shareholder-Employees shall not exceed five (5) years.

      3.4 SPECIAL  CALENDAR  YEAR  LIMITATION  ON SHARES  SUBJECT TO ISO'S.  The
          ----------------------------------------------------------------
aggregate Fair Market Value (determined at the time of the grant of the ISO's) of the stock with respect to which ISO's are exercisable for the first time by an eligible employee during any calendar year (under all plans providing for the grant of incentive stock options of the Company or any of its Subsidiaries) shall not exceed One Hundred Thousand Dollars ($100,000.00).

      3.5  SEQUENCE OF EXERCISING INCENTIVE STOCK OPTIONS. Any option granted to
           ----------------------------------------------
an employee pursuant to the Plan shall be exercisable even if there are outstanding previously granted but unexercised options with respect to such employee.

      3.6 VESTING OF OPTIONS. All options granted under the Plan shall vest, and
          ------------------
thereby become exercisable, at such time or times and subject to such requirements as shall be determined by the Committee in its sole discretion. The stock option agreement between the Company and the optionee shall include the schedule under which the option shall vest and shall specify any requirements which must be satisfied for the option to vest.

      3.7  VESTING ON CHANGE IN CONTROL OR DEATH, RETIREMENT  OR  DISABILITY  OF
           ---------------------------------------------------------------------
OPTIONEE.  Notwithstanding  the  provisions  of Section  3.6,  in the event of a
--------
Change in Control of the Company or upon the death, Permanent and Total Disability or retirement of the optionee after attaining age


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sixty-five  (65),  any options  granted  under the Plan may be exercised in full without regard to any restrictions on the vesting of the options contained in the option agreement between the Company and the optionee.

      3.8   EARLY TERMINATION OF OPTION.
            ---------------------------

            (A)  TERMINATION  OF  EMPLOYMENT.  All rights to  exercise an option
                 ---------------------------
shall terminate ninety (90) days after the optionee's employment terminates unless such termination is For Cause or on account of the Permanent and Total Disability of the optionee (but not later than the date the option expires pursuant to its terms). Transfer of employment from the Company to a corporation which is a Subsidiary of the Company, or vice versa, or from one Subsidiary to another, shall not be deemed termination of employment. The Committee shall have the authority to determine in each case whether a leave of absence on military or government service shall be deemed a termination of employment for purposes of this subsection (a).

            (B) FOR CAUSE TERMINATION. If an optionee's employment is terminated
                ---------------------
For Cause, no previously unexercised option granted hereunder may be exercised. Rather, all unexercised options, including vested and non-vested options, shall terminate effective on the date the optionee receives notice of his termination For Cause.

            (C) PERMANENT  AND TOTAL  DISABILITY.  If an  optionee's  employment
                --------------------------------
terminates due to Permanent and Total Disability, his option shall terminate one
(1) year after termination of his employment due to his Permanent and Total Disability (but not later than the date the option expires pursuant to its terms). During such period, subject to the limitations of the Plan and the option agreement between the Company and the optionee, the optionee, his guardian or attorney-in-fact, as the case may be, may exercise the option in full.

      3.9 PAYMENT FOR STOCK.  Full payment for shares purchased  hereunder shall
          -----------------
be made at the time the option is exercised. Such payment may be made either (a) in cash or (b) at the discretion of the Committee, by delivering shares of stock of the Company (the "Delivered Stock") or a combination of cash and Delivered Stock. Delivered Stock shall be valued by the Committee at its Fair Market Value determined as of the date of the exercise of the option. No shares shall be issued until full payment for them has been made, and an optionee shall have none of the rights of a shareholder with respect to such shares until such shares are issued to him. Upon payment of the full purchase price, the Company shall issue a certificate or certificates to the optionee which evidences ownership of the shares purchased pursuant to the exercise of the option which contain(s) such terms, conditions and provisions as may be required and as are consistent with the terms, conditions and provisions of the Plan and the stock option agreement between the Company and the optionee.



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      3.10  INCOME AND EMPLOYMENT TAX WITHHOLDING.
            -------------------------------------

            (A) PAYMENT BY OPTIONEE.  The optionee  shall be solely  responsible
                -------------------
for paying to the Company all required federal, state, city and local taxes applicable to his disposition of shares acquired pursuant to the exercise of an ISO in a disqualifying disposition of the shares under Section 422(a)(1) of the Code.

            (B) ISO DISQUALIFYING  DISPOSITION TAX WITHHOLDING.  Notwithstanding
                ----------------------------------------------
the provisions of subsection (a), with respect to shares of stock to be issued pursuant to the exercise of any ISO, the Committee, in its discretion and subject to such rules as it may adopt, may permit the optionee to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the disqualifying disposition of the shares under Section 422(a)(l) of the Code by having the Company accept delivery from the optionee of shares of stock having a Fair Market Value, determined as of the date of the delivery of such shares, equal to the amount of the withholding tax to be satisfied by that delivery.

      3.11 NOTICE OF DISQUALIFYING DISPOSITION.  Any ISO granted hereunder shall
           -----------------------------------
require the optionee to notify the Committee of any disposition of any stock issued pursuant to the exercise of the ISO under the circumstances described in
Section 421(b) of the Code (relating to certain disqualifying dispositions), within ten (10) days of such disposition.

                                   ARTICLE IV

                     PLAN ADMINISTRATION AND INTERPRETATION

      4.1  AMENDMENT  AND  TERMINATION.  The Board of Directors of the Committee
           ---------------------------
may, at any time, without the approval of the stockholders of the Company (except as otherwise required by applicable law, rule or regulations), alter, amend, modify, suspend or discontinue the Plan, but may not, without the consent of the holder of an option, make any alteration which would adversely affect an option previously granted under the Plan or, without the approval of the stockholders of the Company, make any alteration which would: (a) increase the aggregate numbers of shares subject to options under the Plan, except as provided in Section 4.2; (b) decrease the minimum option price, except as provided in Section 4.2; (c) permit any member of the Committee to become eligible for grants of options under the Plan; (d) withdraw administration of the Plan from the Committee or the Board of Directors; (e) extend the term of the Plan or the maximum period during which any option may be exercised; (f) change the manner of determining the option price; or (g) change the class of individuals eligible for options under the Plan.

      4.2   CHANGES IN STOCK.
            ----------------

            (A)  SUBSTITUTION  OF STOCK AND  ASSUMPTION OF PLAN. In the event of
                 ----------------------------------------------
any change in the common stock of the Company through stock dividends, split-ups, recapitalizations, reclassifications, or otherwise, or in the event that other stock shall be substituted for the present



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common  stock of the  Company as the  result of any  merger,  consolidation,  or reorganization or similar transaction which constitutes a Change in Control of the Company, then the Committee may make appropriate adjustment or substitution in the aggregate number, price and kind of shares available under the Plan and in the number, price and kind of shares covered under any options granted or to be granted under the Plan. The Committee's determination in this respect shall be final and conclusive. Provided, however, that the Company shall not, and shall not permit its Subsidiaries to, recommend, facilitate or agree or consent to a transaction or series of transactions which would result in a Change in Control of the Company unless and until the person or persons or entity or entities acquiring or succeeding to the assets or capital stock of the Company or any of its Subsidiaries as a result of such transaction or transactions agrees to be bound by the terms of the Plan so far as it pertains to options theretofore granted but unexercised and agrees to assume and perform the obligations of the Company hereunder. Notwithstanding the foregoing provision of this subsection (a), no adjustment shall be made which would operate to reduce the option price of any ISO below the Fair Market Value of the stock (determined on the date the option was granted) which is subject to an ISO.

            (B) CONVERSION OF STOCK.  In the event of a Change in Control of the
                -------------------
Company pursuant to which another person or entity acquires control of the Company (such other person or entity being the "Successor"), the kind of shares of common stock which shall be subject to the Plan and to each outstanding option shall, automatically by virtue of such Change in Control of the Company, be converted into and replaced by shares of common stock, or such other class of securities having rights and preferences no less favorable than common stock of the Successor, and the number of shares subject to the option and the purchase price per share upon exercise of the option shall be correspondingly adjusted, so that, by virtue of such Change in Control of the Company, each optionee shall have the right to purchase (i) that number of shares of common stock of the Successor which have a Fair Market Value equal, as of the date of such Change in Control of the Company, to the Fair Market Value, as of the date of such Change in Control of the Company, of the shares of common stock of the Company theretofore subject to his option, and (ii) for a purchase price per share which, when multiplied by the number of shares of common stock of the Successor subject to the option, shall equal the aggregate exercise price at which the optionee could have acquired all of the shares of common stock of the Company previously optioned to the optionee.

      4.3  INFORMATION  TO BE FURNISHED BY  OPTIONEES.  Optionees,  or any other
           ------------------------------------------
persons entitled to benefits under this Plan, must furnish to the Committee such documents, evidence, data or other information as the Committee considers necessary or desirable for the purpose of administering the Plan. The benefits under the Plan for each optionee, and each other person who is entitled to benefits hereunder, are to be provided on the condition that he furnish full, true and complete data, evidence or other information, and that he will promptly sign any document reasonable related to the administration of the Plan requested by the Committee.

      4.4  EMPLOYMENT  RIGHTS.  Neither the plan nor any stock option  agreement
           ------------------
executed  under  the  Plan  shall   constitute  a  contract  of  employment  and
participation  in the Plan will not give



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an optionee  the right to be rehired or  retained in the employ of the  Company, nor will participation in the Plan give any optionee any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.

      4.5  EVIDENCE.  Evidence  required  of  anyone  under  the  Plan may be by
           --------
certificate, affidavit, document or other information which the person relying thereon considers pertinent and reliable, and signed, made or presented by the proper party or parties.

      4.6 GENDER AND NUMBER.  Where the context  admits,  words in the masculine
          -----------------
gender shall include the feminine gender, the plural shall include the singular and the singular shall include the plural.

      4.7 ACTION BY COMPANY.  Any action required of or permitted by the Company
          -----------------
under the Plan shall be by resolution of the Board of Directors or by a person or persons authorized by resolution of the Board of Directors.

      4.8  CONTROLLING  LAWS.  Except to the  extent  superseded  by laws of the
           -----------------
United States, the laws of Indiana shall be controlling in all matters relating to the Plan.

      4.9 MISTAKE OF FACT. Any mistake of fact or  misstatement of fact shall be
          ---------------
corrected when it becomes known and proper adjustment made by reason thereof.

      4.10  SEVERABILITY.  In the event any provisions of the Plan shall be held
            ------------
to be illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and endorsed as if such illegal or invalid provisions had never been contained.

      4.11 EFFECT OF HEADINGS.  The descriptive headings of the sections of this
           ------------------
Plan are inserted for convenience of reference and identification only and do not constitute a part of this Plan for purposes of interpretation.

      4.12  NONTRANSFERABILITY.  No option shall be transferable,  except by the
            ------------------
optionee's will or the laws of descent and distribution. During the optionee's lifetime, his option shall be exercisable (to the extent exercisable) only by him. The option and any rights and privileges pertaining thereto shall not be transferred, assigned, pledged or hypothecated by him in any way, whether by operation of law or otherwise and shall not be subject to execution, attachment or similar process.

      4.13  LIABILITY.  No member of the Board of Directors or the  Committee or
            ---------
any officer or employee of the Company or its Subsidiaries shall be personally liable for any action, omission or determination made in good faith in connection with the Plan. Each optionee, in the stock option agreement between him and the Company, shall agree to release and hold harmless the Company, the Board of Directors, the Committee and all officers and employees of the Company and its

Subsidiaries from and against any tax liability, including without limitation interest and penalties, incurred by the optionee in connection with his participation in the Plan.

      4.14  INVESTMENT  REPRESENTATIONS.  Unless the shares subject to an option
            ---------------------------
are registered under the Securities Act of 1933, each optionee, in the stock option agreement between the Company and the optionee, shall agree for himself and his legal representatives that any and all shares of common stock purchased upon the exercise of the option shall be acquired for investment and not with a view to, or for sale in connection with, any distribution of those shares. Any share issued pursuant to the exercise of an option subject to this investment representation shall bear a legend evidencing this restriction.

      4.15 USE OF PROCEEDS.  The proceeds  received by the Company from the sale
           ---------------
of stock pursuant to the Plan will be used for general corporate purposes.



                                               HCB BANCORP




Dated: _________________                        By:_________________________